UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2009
Commission file number 000-04689
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of the shareholders of Pentair, Inc. (the “Company”) held on April 30, 2009, the shareholders of the Company approved the Company’s Executive Officer Performance Plan (the “EOPP”). The EOPP is a component of the Company’s overall compensation program that closely aligns annual incentive pay with the achievement of the Company’s financial objectives. Key executives are eligible to earn annual bonuses under the EOPP if the Company achieves specific performance goals established by the Compensation Committee of the Company’s Board of Directors.
The Company cannot currently determine the benefits, if any, to be paid under the EOPP in the future to key executives of the Company, including the named executive officers.
The EOPP is described in detail in the Company’s proxy statement for the 2009 annual meeting of its shareholders filed with the Securities and Exchange Commission on March 17, 2009.
The description of the EOPP set forth above is qualified in its entirety by reference to the full text of the EOPP, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits
      The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description

10.1	Pentair, Inc. Executive Officer Performance Plan (incorporated by reference to Appendix B to Pentair, Inc.’s proxy statement for its 2009 annual meeting of shareholders filed on March 17, 2009).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 4, 2009.

PENTAIR, INC. Registrant
By	/s/ Louis L. Ainsworth
Louis L. Ainsworth
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated April 30, 2009

Exhibit
Number	Description

10.1	Pentair, Inc. Executive Officer Performance Plan (incorporated by reference to Appendix B to Pentair, Inc.’s proxy statement for its 2009 annual meeting of shareholders filed on March 17, 2009).